www.thesba.com
Newtek Business Services, Inc.
Newtek Business Services, Inc.
“The Small Business Authority®”
“The Small Business Authority®”
Hosted by:
Hosted by:
Barry Sloane, President & CEO
Barry Sloane, President & CEO
Jennifer Eddelson, EVP & CAO
Jennifer Eddelson, EVP & CAO
First Quarter 2013
First Quarter 2013
Financial Results Conference Call
Financial Results Conference Call
May 8, 2013 4:15pm ET
May 8, 2013 4:15pm ET
NASDAQ: NEWT
NASDAQ: NEWT
www.thesba.com
www.thesba.com
Investor Relations Public Relations
Newtek IR Hayden Investor Relations Rubenstein Public Relations, Inc.
Jayne Cavuoto
Director of IR
jcavuoto@thesba.com
(212) 273-8179
Brett Maas
brett@haydenir.com
(646) 536-7331
Peter Seltzberg
peter@haydenir.com
(646) 415-8972
Jonathan Goldberg
jgoldberg@rubensteinpr.com
(212) 843-9335
Exhibit 99.2

www.thesba.com
Safe Harbor Statement
Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.
All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the
Securities and Exchange Commission and available through http://www.sec.gov

www.thesba.com
First Quarter 2013
First Quarter 2013
Conference Call Agenda
Conference Call Agenda

First Quarter 2013 Consolidated Financial Performance
Segment Performance and Strategy
Reaffirmation of 2013 Guidance
Newtek Growth Strategy
Marketing Initiatives
Future Initiatives
Investment Merits

www.thesba.com
Consolidated Earnings Performance
Consolidated Earnings Performance

*See slide 35 for definition of Modified EBITDA
Pretax income of $2.2 million, an increase of $569 thousand, or 34.8%, compared to Q1 2012
Net income of $1.5 million, an increase of $433 thousand, or 42.5%, compared to Q1 2012
Modified EBITDA* of $4.4 million, an increase of $1.3 million, or 41.9%, compared to Q1 2012
$1.6
$1.0
$3.1
$2.2
$1.5
$4.4
Pre-Tax Income Net Income Modified EBITDA*
Q1 2012 Q1 2013

www.thesba.com

Consolidated Earnings Performance
Consolidated Earnings Performance
Earnings per Diluted Share
33.3% increase year over year in fully diluted EPS
$0.03
$0.04
$0.00
$0.02
$0.04
Earnings Per Diluted Share
Q1 2012 Q1 2013

www.thesba.com
2013 Consolidated Financial Guidance
2013 Consolidated Financial Guidance

Pretax Income
($ in millions)
Diluted Earnings Per Share
Expect FY 2013 diluted EPS midpoint of $0.18 per share and pretax income midpoint of $11.5 million
$1.0
$2.0
$9.4
$11.5
2010 2011 2012 2013 Forecasted
Midpoint
$0.04
$0.09
$0.15
$0.18
2010 2011 2012 2013 Forecasted
Midpoint

www.thesba.com
Consolidated Balance Sheet
Consolidated Balance Sheet
Major Balance Sheet changes:
•
Increase of $4.4 million in cash and cash equivalents*
•
Increase of $1.6 million in total equity
•
Decrease of $2.8 million in Credits and Notes payable in credits in lieu of cash

$ in thousands
Balance
March  31, 2013
Balance
Dec  31, 2012
Total Cash & Cash Equivalents* $27,108 $22,685
Total Assets $166,758 $152,742
Total Liabilities $96,210 $83,840
Total Equity $70,548 $68,902
Selected Items
*Includes restricted cash of $15.1 million at March 31, 2013, and $8.5 million at December 31, 2012.

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com
Consolidated Cash Position
Consolidated Cash Position

Between December 31, 2012 and March 31, 2013:
Cash and cash equivalents* increased by $4.4 million
Cash per diluted share increased from $0.63 to $0.72
*Includes restricted cash of $15.1 million at March 31, 2013, and $8.5 million at December 31, 2012.
$22.7
$27.1
12/31/2012 3/31/2013
Cash & Cash Equivalents*

www.thesba.com
Operating Segment Performance
Operating Segment Performance

Electronic Payment Processing:
•
Revenue increased by 5.1% over Q1 2012, to $21.7 million
•
Pretax income increased by 15.1% over Q1 2012 to $1.8 million
For the First Quarter 2012 vs. 2013:
Managed Technology Solutions*:
•
Revenue decreased by 6.4% over Q1 2012 to $4.4 million
•
Pretax income decreased by 18.7% over Q1 2012 to $896 thousand
Small Business Lending:
•
Revenue increased by 53.9% over Q1 2012 to $7.4 million
•
Pretax income increased by 48.4% over Q1 2012 to $2.2 million
* In process of repositioning strategy in Managed Technology Solutions – additional detail beginning on slide 18.

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com
Small Business Finance
Small Business Finance

Q1 2013 SBF revenue increased by 53.9% to $7.4 million from $4.8 million in Q1 2012
Company on track to fund $175 million in SBA 7(a) loans in 2013
Q1 2013 securitization: sold 4% yield to maturity, and improved advance rate by 8%-
9%  and our long-term cost of interest by 150 basis points compared to the 2 previous securitizations
Total servicing portfolio expected to grow by 32.4% in 2013
Q1 2013 SBF revenue was 21.8% of total operating revenue
Q1 2013 Total Operating
Revenue:
$34.1 million
SBF
$7.4M
$1.3
$5.1
$4.8
$7.4
$-
$1
$2
$3
$4
$5
$6
$7
$8
Q1' 10 Q1' 11 Q1' 12 Q1' 13
SBF Revenue Trend

www.thesba.com
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranty Percent 75%
Guaranteed Balance $750,000
Unguaranteed Balance $250,000
Premium* 12.5%

Small Business Finance
Small Business Finance
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Resulting Revenue (Expense)
Associated Premium**
$93,750
Servicing Asset***
$18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Discount $(18,750)
Referral Fees $(7,500)
Total Direct Expenses $(26,250)
Net Risk-adjusted Profit Recognized $88,630
Net Cash Created pretax
(post securitization)****
$11,250
**Assumes 12.5% of the Guaranteed balance
*** Value determined by GAAP servicing value
**** Assuming the loan is sold in a securitization in
12 months
*Premium above 10% split 50/50 with SBA

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com
Small Business Finance –
Small Business Finance –
Total Pipeline
Total Pipeline

As of March 31, 2013, the total Small Business Lending Total Pipeline* has increased by $225.5 million, or 150.0%, to $375.8 million year over year:
•
Open Referrals increased by $159.6 million, or 171.8%
•
Prequalified volume has increased by $45.3 million, or 348.1%
•
Loans currently in underwriting have increased by $14.8 million, or 134.4%
•
Approved – Pending Closing increased by $5.7 million, or 17.2%
* Total pipeline = Open loan referrals + Prequalified loans + Loans in underwriting + Loans approved and pending closing.
$92.9
$13.0 $11.0
$33.4
$252.5
$58.3
$25.9
$39.2
Open Referrals Prequalified In Underwriting Approved - Pending
Closing
3/31/2012 3/31/2013

www.thesba.com

Comparative Loan Portfolio Data
Comparative Loan Portfolio Data
Loan Characteristic As of 12/31/10 As of 3/31/13
Business Type:
Existing Businesses 53.93% 81.88%
Business Acquisition 25.89% 11.28%
Start-Ups 20.18% 6.84%
Primary Collateral:
Commercial RE 45.33% 50.53%
Machinery & Equipment 22.79% 23.57%
Residential RE 22.27% 15.51%
All Other 9.61% 10.39%
Percentage First Lien on RE:
Commercial RE 84.84% 93.06%
Residential RE 9.87% 20.49%
Industry:
Restaurant 10.60% 9.81%
Hotel/Motel 9.36% 2.93%
State Concentration:
Florida 21.55% 11.27%
New York 12.66% 11.65%
Other:
Mean FICO 675 700
Weighted Average Current LTV 78.23% 71.60%
(12/31/10 vs. 3/31/2013)

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com

Small Business Finance
Small Business Finance
Funded $34.8 million in loans in Q1 2013, a 42.2% increase over Q1 2012
During the 3 months ended March 31, 2013, the Lender funded 35 loans, totaling $34.8 million, vs. 19 loans, totaling $24.5 million, in the 3 months ended March 31, 2012
We forecast the Lender to fund between $150 - $200 million in loans in 2013
Loans Funded
$24.5
$34.8
$-
$5
$10
$15
$20
$25
$30
$35
$40
Loans Funded
Q1 2012 Q1 2013

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com
Servicing Portfolio
Servicing Portfolio

The SBF servicing portfolio – March 31, 2013 vs. 2012:
•
NEWT portfolio increased by 28.1%; third-party servicing portfolio increased by 23.1%
•
Related servicing fee income on all portfolios increased by $379 thousand to $1.5 million, or 35.0%, for the three months ended March 31, 2013 vs. 2012
•
Anticipate total servicing portfolio to increase to between $650 and $750 million by
12/31/13
In Q1 2013, approximately $65 million transferred to NEWT servicing portfolio from large multi-billion dollar bank
Expect 2013 funded loans to create $175 million of new servicing at midpoint
*Principal balance of loans serviced (dollars in millions)
$295.9
$135.9
$431.8
$379.2
$167.2
$546.4
NEWT Loans* Servicing Other Loans* Total Loans*
31-Mar-12 31-Mar-13

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com
Q1 2013 pretax income increased by 15.1% to $1.8 million from $1.6 million in Q1
2012
Q1 2013 EPP revenue increased by 5.1% to $21.7 million from $20.6 million in Q1
2012
Eric Turille assumed role as President of EPP division in Q1 2013
Randy Sagar and his team in Louisville, KY will focus on growing revenue in the second half of 2013 through independent sales organization (ISO) channel
Electronic Payment Processing
Electronic Payment Processing

Q1 2013 EPP revenue was 63.5% of total operating revenue
Q1 2013 Total Operating
Revenue:
$34.1 million
EPP
Revenue
$21.7M
$18.8
$20.1
$20.6
$21.7
$0
$5
$10
$15
$20
$25
Q1' 10 Q1' 11 Q1' 12 Q1' 13
EPP Revenue Trend

www.thesba.com
Electronic Payment Processing
Electronic Payment Processing

Expect a significant increase in revenue in the EPP segment in the second half of 2013 through anticipated uptick in contracts with ISOs
The Louisville, KY group will focus on adding significant ISO contracts by
December 31, 2013
The Louisville, KY group currently has 30 additional ISO contracts out for signature
Expect to add 30 to 50 signed contracts by 12/31/2013
On average, we expect each ISO to produce a minimum of 5-10
merchant accounts per month
Independent Sales Organization (ISO) Contribution

Newtek®
"The Small Business Authority®"

$ in millions

www.thesba.com
Managed Technology Solutions
Managed Technology Solutions

Q1 2013 MTS revenue decreased by 6.4% to $4.4 million from $4.7 million in Q1 2012
This segment is being transformed to take advantage of shift to cloud-based business trends including: eCommerce, Payroll and Insurance
•
Q1 2013 average Cloud revenue per user up 22.5% over Q1 2012
•
Q1 2013 average number of Cloud instances increased by 16.9% to 670 from 573 in Q1
2012
Plan to increase average number of monthly plans with upgrade of Linux-based platforms
Q1 2013 MTS revenue was 12.9% of total operating revenue
Q1 2013 Total Operating
Revenue:
$34.1 million
MTS
$4.4M
$4.8
$4.8
$4.7
$4.4
$-
$1
$2
$3
$4
$5
$6
Q1' 10 Q1' 11 Q1' 12 Q1' 13
MTS Revenue Trend

www.thesba.com
Shift to Linux-based Platforms
Shift to Linux-based Platforms
Recently upgraded Linux Apache and Linux Nginx platforms
•
Should capture additional market opportunities
•
NTS created associated control panels, service support and billing, which allows
NTS to participate in growth of 100% of the market of new web design (vs. 33%
represented by Microsoft)
•
All platforms are available with NTS’s Cloud and non-Cloud environment, and are fully managed offerings unlike NTS’s competitors
•
Newtek Advantage™ leverages NTS’s underlying technologies to deliver real-time information and actionable business intelligence to new and existing customers
•
NTS launched a complete line of Cloud-based business and eCommerce packages, or Cloud Spaces, to streamline the decision process for business owners and accommodate designers and developers who wish to build sites in both Microsoft and Linux environments

www.thesba.com
Invested for the Future
Invested for the Future

During Q1 2013:
•
Total shared Linux accounts increased by 126.3%, to 430 accounts
•
Total cloud service accounts increased by 33.9%, to 21,809* accounts
Q1 2013 average cloud-computing instances increased by 16.9% over Q1 2012, to
670 instances
*Includes the 430 shared Linux accounts
Linux and Cloud
190
251
318
430
0
100
200
300
400
500
December January February March
Growth in New Shared Linux Accounts in
Cloud Environment
16,285
16,861
17,182
21,809
0
5,000
10,000
15,000
20,000
25,000
December January February March
Growth in Total Cloud Services

Newtek®
"The Small Business Authority®"

Software
Platform
Infrastructure
Traditional Services
IaaS
PaaS
SaaS
CloudVPS
Custom Solutions
Private Cloud
Managed Servers
High-Performance Dedicated Servers
Data Center Services
Virtual Networks
Remote Desktop Services
Object Storage
File Storage
Compliance Hosting
Disaster Recovery Services
Cloud Spaces
Linux Web Hosting
Windows Web Hosting
ColdFusion Web Hosting
WordPress Hosting
Microsoft SQL Hosting
MySQL Hosting
Ecommerce Developer Sandbox
Developer Sandbox Hosting
Managed Platform Hosting
The Newtek Advantage
Business-Class Email
vTerminal
Total Website Solution
Web Analytics
The Secure Gateway
Online Payroll
Mobile Payments
Ecommerce in the Cloud
EMV
Cyber Security Scanning
SharePoint 2013
Data Backup
POS in Cloud
Penetration Testing
Dedicated Server Hosting
Extended Support Services
Shared Web Hosting
Ecommerce
SSL Certificates
Web Design
Domain Registrations
Internet Marketing
Newtek Web Hosting
Cloud Computing

www.thesba.com Cloud Computing Cloud Computing 21

www.thesba.com
MTS Referral Trends
MTS Referral Trends

Q1 2012 vs. Q1 2013
Q1 2012 vs. Q1 2013
•
Total MTS referrals increased by 24.6% to 3,983
•
Total closed referrals increased by 32.0% to 2,928
•
Referral close rate increased to 74.3%, from 69.4% in Q1 2012
3,196
3,983
0
1,000
2,000
3,000
4,000
Q1 2012 Q1 2013
Total MTS Referrals
2,217
2,928
0
1,000
2,000
3,000
4,000
Q1 2012 Q1 2013
Total Closed MTS Referrals

“The Small Business Authority®”

In Dollars

In Dollars

In Dollars

In Dollars

www.thesba.com
Managed Technology Solutions
Managed Technology Solutions

6.6% quarter-over-quarter increase 6.4% quarter-over-quarter increase
22.5% quarter-over-quarter increase 7.8% quarter-over-quarter increase
Upward Trend in Average Revenue per User Q1 2012 vs. Q1 2013
$18.1
$19.3
$0
$4
$8
$12
$16
$20
Q1 2012 Q1 2013
Shared
$331.6
$0
$70
$140
$210
$280
$350
Q1 2012 Q1 2013
Dedicated
$352.8
$167.3
$205.0
$0
$70
$140
$210
Q1 2012 Q1 2013
Cloud
$158.3
$170.6
$0
$60
$120
$180
Q1 2012 Q1 2013
Virtual Private Server

www.thesba.com
Reaffirming 2013 Guidance
Reaffirming 2013 Guidance

Operating Revenue:
•
Midpoint of $148.2 million, with a range of $145.1 million and $151.2 million
•
Increase of 12.1% over 2012 revenue of $131.1 million
Pretax Income:
•
Midpoint of $11.5 million, with a range of $10.0 million and $13.0 million
•
Increase of 22.3% over 2012 pretax income of $9.4 million
Diluted EPS:
•
Midpoint of $0.18, with a range of $0.17 - $0.19 per share
•
Increase of 20.0% over 2012 diluted EPS of $0.15 per share
Modified EBITDA*:
•
Midpoint of $20.9 million, with a range of $19.3 million and $22.4 million
•
Increase of 26.7% over 2012 Modified EBITDA* of $16.5 million
*See slide 35 for definition of Modified EBITDA

www.thesba.com
Managed Technology Solutions
Electronic Payment Processing
2013 Segment Guidance
2013 Segment Guidance

Revenue: $90.4 - $94.1M
Pretax Income: $8.2 - $9.0M
Modified EBITDA*: $8.5 - $9.3M
All Other
Small Business Finance
Revenue: $34.0 - $35.6M
Pretax Income: $10.0 - $10.8M
Modified EBITDA*: $17.1 - $17.9M
Revenue: $2.2 - $2.2M
Pretax Loss: $(1.1) - $(0.9)M
Modified EBITDA*: $(1.0) - $(0.8)M
Revenue by Segment
*See slide 35 for definition of Modified EBITDA
EPP
SBF
MTS
Revenue: $18.4 - $19.2M
Pretax Income: $3.9 - $4.7M
Modified EBITDA*: $5.5 - $6.3M

www.thesba.com
2013 Segment Guidance
2013 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 34.0 35.6 18.4 19.2 2.2 2.2 0.8 0.8 145.8 151.9 0.1 0.1 (0.8) 145.1 151.2
Pretax Income (Loss) 8.2 9.0 10.0 10.8 3.9 4.7 (1.1) (0.9) (9.6) (9.3) 11.4 14.3 (1.5) (1.3) - 10.0 13.0
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 5.9 5.9 0.1  0.1 - - - - 6.0 6.0 0.2 0.2 - 6.2    6.2
Depreciation and
Amortization 0.3 0.3 1.2 1.2 1.5 1.5 0.1   0.1   0.1 0.1 3.2 3.2 - - - 3.2 3.2
Modified EBITDA 8.5 9.3 17.1 17.9 5.5 6.3 (1.0) (0.8) (9.4) (9.1) 20.7 23.6 (1.4) (1.2) - 19.3 22.4

www.thesba.com

Growth Strategy
Growth Strategy
Increased
advertising
budget by
50%
Grow brand
organically & via
www.thesba.com
Corporate
re-brand:
authoritative
presence in small
business economy
Cross sell
and cross
market
Continue to
grow alliance
channels
Grow
applications
hosted in the
Cloud
• Remain #1 in Non-bank
Government Guaranteed
Lender
• Grow Newtek Advantage
Platform
• Grow revenues between
9-11% organically

www.thesba.com

Marketing Campaign –
Marketing Campaign –
National
National
Television Commercials
Television Commercials
•
CNN
•
Fox News
•
Fox Business
On average, 190 or more monthly commercials which have aired on the following properties:
Commercial schedule primarily Monday to Thursday from 5am - 11pm
Improvement in Website statistics since start of TV campaign
•
32% increase in average time on site
•
20% improvement in our bounce rate
•
MSNBC
•
Headline News
•
The Outdoor Channel

www.thesba.com
Visitor Trend to www.thesba.com
Visitor Trend to www.thesba.com

As a result of our Direct Marketing Initiatives:
•
Total Quarterly Unique Visitors* increased by 62.0% for Q1 2013 vs. Q1 2012
•
Total Quarterly Visitors** increased by 87.2% in Q1 2013 vs. Q1 2012
*Represents the total of unique visitors that visited www.thesba.com during each of the first quarters in 2012 and 2013.
**Represents the total visitors to www.thesba.com during each of the first quarters in 2012 and 2013.
Total Visitors and Unique Visitors for Q1 2012 vs. Q1 2013
49,871
80,785
73,903
138,374
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
Q1 2012 Q1 2013
Unique Vistors Total Visitors

www.thesba.com
Mobile real-time SMB management platform; puts all of a business’ critical transactions and economic, eCommerce and web site traffic data on a smartphone, tablet, laptop or PC
Provides intelligence that businesses require, giving them the advantage to succeed
Allows owners and operators of small- and medium-sized businesses to manage their businesses from their mobile device anywhere, anytime, without an IT department
Developing all inclusive applications, eCommerce in the Cloud, Payroll in the Cloud,
Insurance Agency in the Cloud
The Newtek Advantage™
The Newtek Advantage™

The Newtek Advantage ™
is SMART:
S: Sales Increased — less time on administration; more time spent on sales and servicing customers
M: More Control, Fewer Surprises — key business stats and metrics available in real time for faster, more informed decisions
A: Accelerated Profits — real-time information means better and more profitable decisions
R: Real-time information means key business management data is only seconds away, whenever and wherever the business operator is
T: Technology Enhancements — decreased cost of an IT department — everything in the Cloud

www.thesba.com
Comparable Company Statistics
Comparable Company Statistics
On Deck Capital – $500 million market valuation
Lending Club – $1.55 billion market valuation
Digital River (DRIV) announces purchase of LML Payment Systems (LMLP)
Universal Business Payment Solutions (UBPS) announced $179 million planned acquisition of credit/debit card sales and processing, payroll processing and tax filing companies
GoDaddy announced strategic purchase of a cloud-based financial management application company to reach more small businesses
Newtek has the advantage of experience providing a “suite of services” which operate
on a similar, coordinated platform, and will also be available in the cloud;   it’s called The
Newtek Advantage™
Publicly Traded Comparables
Medallion Financial Corp (TAXI) Heartland Payment Systems  (HPY) Web.com Group, Inc. (WWWW)
Cbeyond, Inc.  (CBEY) 8 x 8, Inc. (EGHT) ReachLocal, Inc. (RLOC)
Stamps.com, Inc. (STMP) Marchex, Inc. (MCHX) Vistaprint, NV (VPRT)

www.thesba.com
Investment Summary
Investment Summary
Publicly traded Company since 2000
Management’s interests aligned with shareholders
•
CEO alone owns over 14.5% of outstanding shares*
Trades at slightly more than 3x 2013 forecasted Modified EBITDA**
•
2013 forecasted Modified EBITDA** of $20.9 million, an increase of approximately
26.7%  over FY 2012 Modified EBITDA** of $16.5 million
Trades at 1.1x book value
Growing revenues
•
Expect to grow revenues by approximately 13% in 2013
Tremendous opportunity to penetrate market
•
Over 27 million small businesses in the U.S.
Inexpensive relative to market comparables
•
Market comps: LMLP, VNTV

*As of March 31, 2013
**See slide 35 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"

NEWT Daily
5/07/13
2.25
2.00
1.75
1.50
1.25
1.00
Volume
©BigCharts.com
800
600
400
200
0
Thousands
Jun Jul Aug Sep Oct Nov Dec 13 Feb Mar Apr May

www.thesba.com
Key Statistics – NASDAQ: NEWT

Stock Price (at 5/6/13) $2.05
52-Week Range $1.14-$2.21
Common Shares O/S 37.7M
Market Cap (at 5/6/13) $72.2M
Avg. Daily Trading Vol. 34,723
(200-day average as of 5/6/2013)
Share Statistics (USD)
-------------------------------------------------------------
Revenue $148.2M
Pre-tax Income $11.5M
Diluted EPS $0.18
Modified EBITDA* $20.9M
**2013 forecast
*See slide 35 for definition of Modified EBITDA
Financial Highlights**
-------------------------------------------------------------

www.thesba.com Financial Review Financial Review Jennifer C. Eddelson - Jennifer C. Eddelson - CAO CAO

www.thesba.com
Non-GAAP Financial Measures
Non-GAAP Financial Measures

In evaluating its business, Newtek considers and uses modified EBITDA as a supplemental measure of its operating performance.  The Company defines modified EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure.  Newtek uses modified EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term modified EBITDA is not defined under U.S. generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  Modified EBITDA has limitations as a analytical tool and, when assessing the
Company’s operating performance, investors should not consider modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with
U.S. GAAP.  Among other things, modified EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its
GAAP results and using modified EBITDA only supplementally.
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

www.thesba.com
In millions of dollars *Note: totals may not add due to rounding
Q1 2013 Actual vs.  Q1 2012 Actual
Q1 2013 Actual vs.  Q1 2012 Actual

Revenue For
The Quarter
Ended
March 31, 2013
Revenue For
The Quarter
Ended
March 31, 2012
Pretax Income
(Loss) For The
Quarter Ended
March 31, 2013
Pretax Income
(Loss) For The
Quarter Ended
March 31, 2012
MODIFIED
EBITDA For The
Quarter Ended
March 31, 2013
MODIFIED
EBITDA For The
Quarter Ended
March 31, 2012
Electronic
Payment
Processing
21.679 20.618 1.835 1.594 1.950 1.844
Small
Business
Finance
7.449 4.839 2.175 1.466 3.686 2.273
Managed
Technology
Solutions
4.394 4.693 0.896 1.102 1.256 1.430
All Other 0.646 0.546 (0.462) (0.234) (0.404) (0.213)
Corporate
Activities
0.200 0.250 (1.956) (1.800) (1.854) (1.738)
CAPCO 0.050 0.200 (0.286) (0.495) (0.275) (0.482)
Interco
Eliminations
(0.274) (0.417) – –
–
–
Total 34.144 30.729 2.202 1.633 4.359 3.114

www.thesba.com
2013 Segment Guidance
2013 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 34.0 35.6 18.4 19.2 2.2 2.2 0.8 0.8 145.8 151.9 0.1 0.1 (0.8) 145.1 151.2
Pretax Income (Loss) 8.2 9.0 10.0 10.8 3.9 4.7 (1.1) (0.9) (9.6) (9.3) 11.4 14.3 (1.5) (1.3) - 10.0 13.0
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 5.9 5.9 0.1  0.1 - - - - 6.0 6.0 0.2 0.2 - 6.2    6.2
Depreciation and
Amortization 0.3 0.3 1.2 1.2 1.5 1.5 0.1   0.1   0.1 0.1 3.2 3.2 - - - 3.2 3.2
Modified EBITDA 8.5 9.3 17.1 17.9 5.5 6.3 (1.0) (0.8) (9.4) (9.1) 20.7 23.6 (1.4) (1.2) - 19.3 22.4

www.thesba.com Addenda Addenda

www.thesba.com
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
First
Quarter
2013
Modified
EBITDA
Electronic Payment
Processing
1.835 - - 0.002 - - 0.113 1.950
Small Business Finance 2.175 - - 0.023 - 1.217 0.271 3.686
Managed Technology
Solutions
0.896       - - 0.009 - 0.024 0.326 1.256
All Other (0.462) - - 0.008 - - 0.051 (0.404)
Corporate Activities (1.956) - - 0.124 (0.073) 0.005 0.044 (1.854)
CAPCO (0.286) (0.026) (0.019) - - 0.056 0.001 (0.275)
Total 2.202 (0.026) (0.019) 0.166 (0.073) 1.302 0.807 4.359
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended March 31, 2013
In millions of dollars *Note: totals may not add due to rounding

www.thesba.com
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
First
Quarter
2012
Modified
EBITDA
Electronic Payment
Processing
1.594 - - 0.009 - - 0.241 1.844
Small Business Finance 1.466 - - 0.011 - 0.577 0.219 2.273
Managed Technology
Solutions
1.102       - - 0.008 - 0.022 0.298 1.430
All Other (0.234) - - 0.008 - - 0.014 (0.213)
Corporate Activities (1.800) - - 0.106 (0.073) 0.001 0.027 (1.738)
CAPCO (0.495) (0.191) (0.036) - - 0.237 0.002 (0.482)
Total 1.633 (0.191) (0.036) 0.142 (0.073) 0.837 0.801 3.114
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended March 31, 2012
In millions of dollars
*Note: totals may not add due to rounding